UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2006 (July 1, 2006)

BlastGard International, Inc.

(Exact name of registrant as specified in its charter)

Colorado	333-47294	84-1506325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12900 Automobile Blvd., Suite D, Clearwater, Florida		33762
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (727) 592-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or principal Officers; Election of Directors; Appointment of Principal Officers

On July 1, 2006, Howard Safir resigned as a member on the board of directors due to demands of his numerous business and personal commitments and is no longer able to serve on our Board.

Item 7.01. Regulation FD Disclosure.

On July 3, 2006, the Company issued a press release to announce the resignation of Howard Safir as a director (as described above under Item 5.02). A copy of the press release is attached as an exhibit hereto.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description

99.01	Press release dated July 3, 2006. (Filed herewith.)

99.02	Resignation of Howard Safir. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLASTGARD INTERNATIONAL, INC.

By:	/s/ James F. Gordon
James F. Gordon, Chief Executive Officer

Date:	July 3, 2006

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated July 3, 2006. (Filed herewith.)

99.2	Resignation of Howard Safir. (Filed herewith.)